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                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

                  In connection with this quarterly report on Form 10-Q of King Pharmaceuticals, Inc. I, Brian A. Markison, Chief Executive Officer of King Pharmaceuticals, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of King Pharmaceuticals, Inc.

Date: August 9, 2004                               /s/ Brian A. Markison
                                                 ------------------------------
                                                 Brian A. Markison
                                                 President
                                                 and Chief Executive Officer